Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS First QUARTER 2024 RESULTS

HILLSBORO, OR - April 29, 2024 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal first quarter ended March 30, 2024.

Revenue for the first quarter of 2024 was $140.8 million, with GAAP gross margin of 68.3% and GAAP net income of $0.11 per diluted share. On a non-GAAP basis, gross margin was 69% with net income per diluted share of $0.29.

Jim Anderson, president and CEO, said, "First quarter 2024 results came in as expected and reflect the near-term impact of cyclic industry headwinds. Despite near-term headwinds, the Company is well-positioned for the long-term as we execute on the largest product portfolio expansion in our history."

Sherri Luther, CFO, said, "We remain disciplined in our spending, while continuing to invest for long-term growth. In addition, we continued to return capital to shareholders by executing on our fourteenth consecutive quarter of share repurchases."

Selected First Quarter 2024 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q1 2024	Q4 2023	Q1 2023	Q/Q	Y/Y
Revenue	$140,815	$170,596	$184,310	(17.5)%	(23.6)%
Gross Margin %	68.3%	69.7%	69.8%	(140) bps	(150) bps
R&D Expense %	28.8%	23.3%	19.5%	550 bps	930 bps
SG&A Expense %	25.9%	20.3%	17.7%	560 bps	820 bps
Operating Expenses	$79,634	$75,798	$69,467	5.1%	14.6%
Income from Operations	$16,574	$43,149	$59,134	(61.6)%	(72.0)%
Net Income	$14,796	$98,706	$55,923	(85.0)%	(73.5)%
Net Income per Share - Basic	$0.11	$0.72	$0.41	$(0.61)	$ (0.30)
Net Income per Share - Diluted	$0.11	$0.71	$0.40	$(0.60)	$ (0.29)

Fourth quarter of 2023 GAAP net income includes an income tax benefit of $0.41 per diluted share associated with a valuation allowance release.

	Non-GAAP* Financial Results (unaudited)
	Q1 2024	Q4 2023	Q1 2023	Q/Q	Y/Y
Revenue	$140,815	$170,596	$184,310	(17.5)%	(23.6)%
Gross Margin %	69.0%	70.4%	70.3%	(140) bps	(130) bps
R&D Expense %	23.1%	18.7%	16.5%	440 bps	660 bps
SG&A Expense %	16.1%	13.8%	12.8%	230 bps	330 bps
Operating Expenses	$54,858	$55,495	$53,983	(1.1)%	1.6%
Income from Operations	$42,238	$64,563	$75,641	(34.6)%	(44.2)%
Net Income	$40,258	$62,801	$71,772	(35.9)%	(43.9)%
Net Income per Share - Basic	$0.29	$0.46	$0.52	$ (0.17)	$ (0.23)
Net Income per Share - Diluted	$0.29	$0.45	$0.51	$ (0.16)	$ (0.22)

GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

First Quarter 2024 Highlights:

•	New AI-PC Win: Lattice hardware and software power AI computer vision on new Dell Latitude models.
•	Software Solutions Expansion: Launched an enhanced version of the award-winning Lattice ORAN™ solution stack.
•	Enhanced FPGA Design Tool: Released a new version of the award-winning Lattice Radiant® software, featuring an advanced design automation flow solution with expanded functional safety and reliability capabilities.
•	Lattice Received Multiple Industry Awards: • 2024 Top Workplace USA Award • 2024 BIG AI Excellence Award Winner • 2024 Globee Cybersecurity Awards

Business Outlook - Second Quarter of 2024:

•	Revenue for the second quarter of 2024 is expected to be between $120 million and $140 million.
•	Gross margin percentage for the second quarter of 2024 is expected to be 69.0% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the second quarter of 2024 are expected to be between $54 million and $56 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the second quarter of 2024, certain items that affect GAAP measurement of financial measures for gross margin percentage and total operating expenses are not accessible on a forward-looking basis because such items cannot be reasonably predicted without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures, including certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for non-GAAP gross margin percentage or non-GAAP total operating expenses for quarterly guidance or a corresponding reconciliation to GAAP for the quarter. From a qualitative perspective, the differences between our GAAP measurement of financial measures for gross margin percentage and total operating expenses and our non-GAAP measure of those items will consist of items similar to those described in the financial tables later in this release for such items historically, including, for example and without limitation, certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included in this press release.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal first quarter 2024, and business outlook on Monday, April 29 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13745683. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our rapid product portfolio expansion; long-term position; near-term cyclical industry headwinds; accelerating customer momentum; and the statements under the heading “Business Outlook - Second Quarter of 2024.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects, litigation expense outside the ordinary course of business, amortization of acquired intangible assets, restructuring plans and other charges, and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, or Weibo.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 30,	December 30,	April 1,
	2024	2023	2023
Revenue	$140,815	$170,596	$184,310
Cost of sales	44,607	51,649	55,709
Gross margin	96,208	118,947	128,601
Operating expenses:
Research and development	40,591	39,787	35,989
Selling, general, and administrative	36,469	34,661	32,578
Amortization of acquired intangible assets	870	869	870
Restructuring	1,704	481	30
Total operating expenses	79,634	75,798	69,467
Income from operations	16,574	43,149	59,134
Interest income (expense), net	1,307	1,453	(555)
Other income (expense), net	(46)	802	(95)
Income before income taxes	17,835	45,404	58,484
Income tax expense (benefit)	3,039	(53,302)	2,561
Net income	$14,796	$98,706	$55,923

Net income per share:
Basic	$0.11	$0.72	$0.41
Diluted	$0.11	$0.71	$0.40

Shares used in per share calculations:
Basic	137,475	137,686	137,418
Diluted	138,774	139,114	140,101

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 30,	December 30,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$107,466	$128,317
Accounts receivable, net	98,940	104,373
Inventories, net	95,384	98,826
Other current assets	38,948	36,430
Total current assets	340,738	367,946

Property and equipment, net	51,390	49,546
Operating lease right-of-use assets	17,039	14,487
Intangible assets, net	19,888	20,974
Goodwill	315,358	315,358
Deferred income taxes	57,111	57,762
Other long-term assets	14,075	14,821
	$815,599	$840,894

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$33,069	$34,487
Accrued liabilities	32,049	36,048
Accrued payroll obligations	16,443	26,865
Total current liabilities	81,561	97,400

Long-term operating lease liabilities, net of current portion	12,799	10,739
Other long-term liabilities	38,577	40,735
Total liabilities	132,937	148,874

Stockholders' equity	682,662	692,020
	$815,599	$840,894

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	March 30,	April 1,
	2024	2023
Cash flows from operating activities:
Net income	$14,796	$55,923
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	18,494	14,255
Depreciation and amortization	9,129	8,090
Other non-cash adjustments	2,442	1,314
Net changes in assets and liabilities	(15,350)	(34,718)
Net cash provided by (used in) operating activities	29,511	44,864
Cash flows from investing activities:
Capital expenditures	(3,426)	(8,414)
Other investing activities	(4,321)	(2,615)
Net cash provided by (used in) investing activities	(7,747)	(11,029)
Cash flows from financing activities:
Repayment of long-term debt	—	(25,000)
Repurchase of common stock	(20,000)	(10,004)
Net cash flows related to stock compensation exercises	(22,174)	(32,552)
Net cash provided by (used in) financing activities	(42,174)	(67,556)
Effect of exchange rate change on cash	(441)	135
Net increase (decrease) in cash and cash equivalents	(20,851)	(33,586)
Beginning cash and cash equivalents	128,317	145,722
Ending cash and cash equivalents	$107,466	$112,136

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$—	$1,849
Income taxes paid, net of refunds	$1,249	$413
Operating lease payments	$2,099	$2,000

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	March 30,	December 30,	April 1,
	2024	2023	2023
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	64	56	45
Inventory Days (DIO)	195	175	192

Revenue % (by Geography)
Asia	66%	60%	57%
Americas	22%	22%	23%
Europe (incl. Africa)	12%	18%	20%

Revenue % (by End Market)
Communications and Computing	39%	34%	36%
Industrial and Automotive	53%	59%	59%
Consumer	8%	7%	5%

Revenue $M (by End Market)
Communications and Computing	$54.6	$58.7	$66.3
Industrial and Automotive	$75.3	$99.8	$108.3
Consumer	$10.9	$12.1	$9.7

Revenue % (by Channel)
Distribution	87%	82%	88%
Direct	13%	18%	12%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 30,	December 30,	April 1,
	2024	2023	2023
Gross Margin Reconciliation
GAAP Gross margin	$96,208	$118,947	$128,601
Stock-based compensation - gross margin (1)	888	1,111	1,023
Non-GAAP Gross margin	$97,096	$120,058	$129,624

Gross Margin % Reconciliation
GAAP Gross margin %	68.3%	69.7%	69.8%
Stock-based compensation - gross margin (1)	0.7%	0.7%	0.5%
Non-GAAP Gross margin %	69.0%	70.4%	70.3%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	28.8%	23.3%	19.5%
Stock-based compensation - R&D (1)	(5.7)%	(4.6)%	(3.0)%
Non-GAAP R&D Expense %	23.1%	18.7%	16.5%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	25.9%	20.3%	17.7%
Stock-based compensation - SG&A (1)	(7.1)%	(5.3)%	(4.7)%
Litigation expense (2)	(2.7)%	(1.2)%	(0.2)%
Non-GAAP SG&A Expense %	16.1%	13.8%	12.8%

Operating Expenses Reconciliation
GAAP Operating expenses	$79,634	$75,798	$69,467
Stock-based compensation - operations (1)	(18,117)	(16,811)	(14,296)
Litigation expense (2)	(3,832)	(2,098)	(288)
Amortization of acquired intangible assets	(870)	(869)	(870)
Restructuring and other	(1,957)	(525)	(30)
Non-GAAP Operating expenses	$54,858	$55,495	$53,983

Income from Operations Reconciliation
GAAP Income from operations	$16,574	$43,149	$59,134
Stock-based compensation - gross margin (1)	888	1,111	1,023
Stock-based compensation - operations (1)	18,117	16,811	14,296
Litigation expense (2)	3,832	2,098	288
Amortization of acquired intangible assets	870	869	870
Restructuring and other	1,957	525	30
Non-GAAP Income from operations	$42,238	$64,563	$75,641

Income from Operations % Reconciliation
GAAP Income from operations %	11.8%	25.3%	32.1%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	18.2%	12.5%	8.9%
Non-GAAP Income from operations %	30.0%	37.8%	41.0%

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 30,	December 30,	April 1,
	2024	2023	2023
Income Tax (Benefit) Expense Reconciliation
GAAP Income tax (benefit) expense	$3,039	$(53,302)	$2,561
Estimated tax effect of non-GAAP adjustments	4,337	1,170	1,670
Non-cash changes in net deferred income taxes (3)	(2,754)	56,913	—
Change in tax law (4)	(1,381)	(764)	(1,012)
Non-GAAP Income tax expense	$3,241	$4,017	$3,219

Net Income Reconciliation
GAAP Net income	$14,796	$98,706	$55,923
Stock-based compensation - gross margin (1)	888	1,111	1,023
Stock-based compensation - operations (1)	18,117	16,811	14,296
Litigation expense (2)	3,832	2,098	288
Amortization of acquired intangible assets	870	869	870
Restructuring and other	1,957	525	30
Estimated tax effect of non-GAAP adjustments	(4,337)	(1,170)	(1,670)
Non-cash changes in net deferred income taxes (3)	2,754	(56,913)	—
Change in tax law (4)	1,381	764	1,012
Non-GAAP Net income	$40,258	$62,801	$71,772

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.11	$0.72	$0.41
Cumulative effect of Non-GAAP adjustments	0.18	(0.26)	0.11
Non-GAAP Net income per share - basic	$0.29	$0.46	$0.52

GAAP Net income per share - diluted	$0.11	$0.71	$0.40
Cumulative effect of Non-GAAP adjustments	0.18	(0.26)	0.11
Non-GAAP Net income per share - diluted	$0.29	$0.45	$0.51

Shares used in per share calculations:
Basic	137,475	137,686	137,418
Diluted	138,774	139,114	140,101

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Non-cash changes in net deferred income taxes associated with the release of the valuation allowance against $56.9 million of our U.S. deferred tax assets in the fourth quarter of fiscal 2023.
(4)	Adjustments for Change in tax law reflect an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.